EXHIBIT 10.4

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.
Omitted information marked “******” in this Exhibit has been filed with the Securities and
Exchange Commission together with such request for confidential treatment.

EIGHTEENTH AMENDMENT TO COAL SUPPLY AGREEMENT

Between

PACIFICORP

and

WESTMORELAND KEMMERER INC.

THIS EIGHTEENTH AMENDMENT amends the Coal Supply Agreement dated July 1, 1992, as amended and restated in the FIFTEENTH AMENDMENT TO COAL SUPPLY AGREEMENT, effective July 1, 2010 as further amended (“CSA”) between WESTMORELAND KEMMERER, INC., a Delaware corporation with offices in Englewood, Colorado, successor in interest to Chevron Mining Inc. (“Seller”), and PACIFICORP, an Oregon corporation with offices in Salt Lake City, Utah (“Buyer”).

RECITALS

A.
The Parties desire to amend Section 8.06 of the CSA at the same time they desire to amend the COAL SUPPLY AGREEMENT between PACIFICORP and WESTMORELAND KEMMERER, INC., as successor in interest to Chevron Mining Inc., with deliveries commencing January 1, 2017 (the 2017 CSA), as set forth in the First Amendment to 2017 CSA.

B.	Seller and Buyer intend for the Eighteenth Amendment to CSA, and the First Amendment to 2017 CSA, to become effective simultaneously.

In consideration of the mutual benefits, the Parties amend the CSA as follows:

1.	Section 8.06 as presently written shall be deleted and replaced with the following:

“8.06 Calculation of Excuse Tons

(a)
For Excuse events declared by Seller under Section 8.01, the determination of tons affected by an Excuse event for the purpose of Section 5.02 shall be calculated by taking the total deliveries over the previous thirty-six (36) months unaffected by Excuse events

EXHIBIT 10.4

divided by the number of delivery days in the previous thirty-six (36) months unaffected by Excuse events to arrive at a daily average rate of deliveries. The daily average rate shall then be multiplied by the number of delivery days covered in the Excuse event to arrive at the excused tons. The excused tons shall reduce on a pro-rata basis the quantities contained in the two pricing tiers specified in Section 5.02 based upon and subject to the Annual Maximum.

(b)
For Excuse events declared by Buyer under Section 8.01, the determination of tons affected by an Excuse event for the purpose of Section 5.02 shall be calculated by taking the total deliveries over the previous thirty-six (36) months unaffected by Excuse events divided by the number of delivery days in the previous thirty-six (36) months unaffected by Excuse events to arrive at a daily average rate of deliveries. The daily average rate of deliveries is further adjusted by a percentage calculated as follows: (i) the tons burned in the unit(s) affected by the Excuse event over the prior 36 months unaffected by Excuse events (ii) divided by the total tons burned at the Plant over the prior 36 months unaffected by Excuse events. This results in the Affected Unit(s) Daily Average. The Affected Unit(s) Daily Average shall then be multiplied by the number of days covered in the Excuse event to arrive at the excused tons. The excused tons shall reduce on a pro-rata basis the quantities contained in the two pricing tiers specified in Section 5.02 based upon and subject to the Annual Maximum. Exhibit I sets forth examples of how the Parties intend for the foregoing calculations to be applied, including the actual calculation by the Parties resulting from the Buyer’s notice, dated October 9, 2014, of an Excuse event beginning September 28, 2014.”

2.	The Parties hereby add the attached Exhibit I to the CSA.

3.	The CSA, as amended by this Eighteenth Amendment, is in full force and effect.

The Parties have caused this Eighteenth Amendment to be executed and to become effective on October 20, 2015, which is the same date that the First Amendment to 2017 CSA becomes effective.

Westmoreland Kemmerer LLC	Pacificorp
By: /s/ Samuel Hagreen	By: /s/ Dana Ralston
Its: General Counsel	Title: VP COAL GEN & MINING
Date Signed: October 20, 2015	Date Signed: October 29, 2016

EXHIBIT 10.4

Exhibit I - Excuse Tons Calculation Examples (Page 1)
Eighteenth Amendment to Coal Supply Agreement
between
Pacificorp
and
Westmoreland Kemmerer, LLC
(f/k/a Westmoreland Kemmerer, Inc.)

******
Exhibit I Fully Redacted